Annual
Report

July 31, 1998


Franklin Floating Rate Trust

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Charles B. Johnson
Chairman
Franklin Floating Rate Trust

CONTENTS

Shareholder Letter ...........................................        1
Performance Summary ..........................................        6
The Fund's
Repurchase Offers ............................................        8
Financial Highlights &
Statement of Investments .....................................       10
Financial Statements .........................................       14
Notes to
Financial Statements.........................................        18
Independent
Auditor's Report.............................................        21

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 11 of this report.

SHAREHOLDER LETTER

Your Fund's Objective: Franklin Floating Rate Trust's primary objective is to provide as high a level of current income and preservation of capital as is consistent with investment primarily in leveraged corporate loans and corporate debt securities with floating interest rates.


Dear Shareholder:

It's a pleasure to bring you Franklin Floating Rate Trust's first annual report for the shortened fiscal year beginning October 10, 1997, when operations commenced, and ending July 31, 1998.


Economic Overview

During the period under review the U.S. economy continued its remarkable expansion, demonstrating strong growth with few signs of inflation. Interest rates continued to decline, with the 30-year Treasury yield ending the period at 5.72%, down from 6.44% when the fund launched on October 10, 1997. However, by the period's end, the preliminary, annualized, second quarter Gross Domestic Product gain of 1.6% reflected some economic slowdown due to the Asian financial crisis. Meanwhile, the domestic equity markets turned in strong -- although volatile -- results. On July 31, 1998, the Dow Jones(R) Industrial Average stood at 8883, compared with 8045 on October 10, 1997, the beginning of the reporting period.

Portfolio Notes

In an investment climate favorable to investing in syndicated bank loan securities, Franklin Floating Rate Trust began operations on October 10, 1997, and first made shares available to the public on April 1, 1998. During the reporting period, volumes in the syndicated loan primary market remained strong as companies looked to the capital markets to raise money for mergers, acquisitions and refinancings. Senior secured high yield loan issuance totaled $80.4 billion in the second quarter of 1998 and $140.1 billion for the first half of the year, both record levels for their time periods. Although overall syndicated loan volume declined slightly in the first half of the year, senior secured high yield lending continued to grow, representing 30% of the entire loan market at the end of the reporting period.

This growth is all the more impressive considering that demand from banks, the traditional investors in these types of loans, grew more slowly than issuance in the senior secured high yield sector. Senior secured high yield lending continued its shift from a borrower's to a lender's market, with yield-seeking, institutional investors becoming more influential. In the second quarter, the market for term loans targeted at institutional buyers was nearly 40% larger than its last quarterly record, reached in the fourth quarter of 1997, mainly because of growing demand from institutions and retail floating rate funds.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The continuing merger and acquisition mania that swept through a number of industries was the main source of growth in the supply of senior secured high yield loans. Financing related to M&A transactions drove $34.8 billion worth of deals in the second quarter, comprising 43% of the senior secured high yield loan market. The telecommunications and health care industries led the way, with 17.9% and 14.4% respectively, of the institutional loan market.

These trends in corporate debt issuance provided the fund with many investment opportunities; Franklin Floating Rate Trust was invited to participate in 98 different debt deals in the primary market, involving more than $73 billion in credit facilities. At the end of the period under review, the fund's portfolio was composed of 41 loans in 18 industries.

The fund took advantage of the continued consolidation trend in several industries. In the radio market, the fund helped finance Capstar Broadcasting Corporation's acquisition of SFX Broadcasting. With 300 stations nationwide, Capstar is currently the largest radio broadcaster in the U.S. In the chemical industry, the fund participated in Lyondell Petrochemical Company's acquisition of ARCO Chemical Company from Atlantic Richfield. The financing, which included the largest institutional term loan to date ($1.25 billion), reflected the growing importance of institutional lenders and created one of the largest vertically integrated petrochemical companies in the world.

Bridge Information Systems, another one of our top holdings, is a global provider of high-quality, real-time and historical financial data. The company recently acquired Dow Jones Markets, the real-time financial information subsidiary of Dow Jones & Company and one of the top three global providers of such information. The acquisition should give the company entry into the European business market, and also make Bridge the second-largest provider of electronic financial information, behind Reuters Holdings PLC, with annual revenues close to $1 billion.

In the health care area, the fund invested in Sun Healthcare Group, one of the nation's largest providers of long-term and subacute care, with over 495 facilities and 47,620 beds in the U.S., the U.K., Spain, Australia and Germany. Our investment helped finance the acquisitions of Regency Health Services and Retirement Care Associates, consolidating nearly 180 nursing homes from the two businesses. Sun reported record first-quarter earnings in 1998, as the company's core operating divisions continued to flourish with Regency's successful integration.

The burgeoning wireless telecommunications industry provided another opportunity. There, the fund invested in the refinancing of Nextel Communications, Inc., a leading provider of integrated digital wireless services to business users.

During the period, the trust's net asset value (NAV) rose slightly from $10.00 per share to $10.04. While the fund attempts to maintain a relatively stable NAV, small value fluctuations in the credits in which the fund invests -- particularly as they begin to trade in the secondary market -- can cause ups and downs.

As we become more fully invested over the coming months, we will seek to add solid market leaders to our current holdings. We believe that the fund, with its relatively stable net asset value and potential for high current income, is an attractive alternative for diversifying a heavily weighted stock or bond portfolio.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Please remember, this discussion reflects our views, opinions and portfolio holdings as of July 31, 1998, the end of our shortened reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We appreciate your participation in this new trust, and welcome any comments or suggestions you may have.

Sincerely,
Charles B. Johnson
Chairman
Franklin Floating Rate Trust

Chauncey Lufkin
Portfolio Manager
Franklin Floating Rate Trust



PERFORMANCE SUMMARY

Franklin Floating Rate Trust's share price, as measured by net asset value, increased four cents, from $10.00 on October 10, 1997, to $10.04 on July 31, 1998. During the ten-month reporting period, shareholders received distributions of 48.1859 cents ($0.481859) per share in dividend income. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.6983 cents ($0.056983) and the maximum offering price of $10.04 on July 31, 1998, your fund's distribution rate was 6.81%. The fund posted a 5.33% cumulative total return for the 10-month period ended July 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the early withdrawal charge.



GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Floating Rate Trust

Period ended 7/31/98

                                                          Since
                                                        Inception
                                                        10/10/97
------------------------------------------------------------------
Cumulative Total Return1                                  5.33%
Aggregate Total Return2                                   4.33%
30-Day Standardized Yield3                                7.03%

1. Cumulative total return measures the change in value of an investment over the period indicated and does not include the early withdrawal charge.

2. Aggregate total return measures the change in value over the period indicated and includes the 1% early withdrawal charge, assuming shares were redeemed within 12 months of purchase. Since these shares have existed for less than one year, average annual total returns are not provided.

All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value.

3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended July 31, 1998.

Past performance is not predictive of future results.

THE FUND'S REPURCHASE OFFERS

The fund intends to make quarterly repurchase offers for a portion of its shares. With any repurchase offer, shareholders may elect to tender (have the fund repurchase) all, a portion or none of their shares. With each repurchase offer, shareholders will be notified in writing about the offer, how to request that the fund repurchase their shares and the deadline for submitting repurchase requests.

Each quarter the Board of Trustees will set the amount of the repurchase offer, as a percentage of outstanding shares. This amount is known as the repurchase offer amount and will generally be between 5% and 25% of the fund's outstanding shares. If repurchase requests exceed the repurchase offer amount, the fund will prorate requests. The fund may, how-ever, first accept any requests to repurchase all of a shareholder's shares if the amount of the request is less than 100 shares. The Board will also determine the date by which the fund must receive shareholders' repurchase requests, which is known as the repurchase request deadline. The Board will base these decisions on investment management considerations, market conditions, liquidity of the fund's assets, shareholder servicing and administrative considerations and other factors it deems appropriate. Each repurchase request deadline will occur within the period that begins 21 days before, and ends 21 days after, the end of the quarterly interval. The repurchase price of the shares will be the net asset value as of the close of the NYSE on the date the Board sets as the repurchase pricing date. The maximum number of days between the repurchase request deadline and the repurchase pricing date is 14 days.


Summary of Repurchase Offers
10/10/97 through 7/31/98

  Repurchase         Repurchase      % of Shares        Number of
Request Deadline     Offer Amount     Tendered       Shares Tendered
---------------------------------------------------------------------
    4/9/98               5%               0                 0
    7/7/98               25%           0.255%          30,935.665


FRANKLIN FLOATING RATE TRUST
Financial Highlights

                                                                                               Period Ended
                                                                                              July 31, 1998*
                                                                                               -----------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................................................       $10.00
                                                                                               -----------
Income from investment operations:
 Net investment income ......................................................................         0.48
                                                                                               -----------
 Net realized and unrealized gains ..........................................................         0.04
                                                                                               -----------
Total from investment operations ............................................................        10.52
                                                                                               -----------
Less distributions from net investment income ...............................................        (0.48)
                                                                                               -----------
Net asset value, end of period ..............................................................       $10.04
                                                                                               ===========
Total return** ..............................................................................         5.33%
Ratios/supplemental data
Net assets, end of period (000's) ...........................................................     $168,537
Ratios to average net assets:
 Expenses ...................................................................................         1.32%***
 Expenses excluding waiver and payments by affiliate ........................................         1.76%***
 Net investment income ......................................................................         6.06%***
Portfolio turnover rate .....................................................................        45.32%

*For the period October 10, 1997 (effective date) to July 31, 1998.
**Total return does not reflect the contingent deferred sales charge and is not annualized.
***Annualized

                                            See notes to financial statements.

FRANKLIN FLOATING RATE TRUST
Statement of Investments, July 31, 1998



                                                                                    PRINCIPAL
                                                                                     AMOUNT        VALUE
b  Long Term Investments 86.4%
 Automotive 5.9%
 Breed Technologies, Inc., Term Loan B, 8.075%, 4/27/06 ........................ $ 5,000,000  $ 5,018,750
 Exide Corporation, Term Loan B, 8.188%, 3/18/08 ...............................   4,985,000    4,991,232
                                                                                            -------------
                                                                                               10,009,982
                                                                                            -------------
 Broadcasting 5.9%
 Capstar Broadcasting, Term Loan A, 7.75- 7.813%, 11/30/04 .....................  10,000,000    9,987,500
                                                                                            -------------

 Cable 4.9%
 Intermedia Partners Group, Term Loan A, 8.563%, 4/30/08 .......................   2,500,000    2,506,250
 NTL Investment Holdings, Ltd., 8.688%, 1/31/99 ................................   5,789,473    5,789,474
                                                                                            -------------
                                                                                                8,295,724
                                                                                            -------------
 Chemicals 6.0%
 Lyondell Petrochemical Co., Term Loan B, 8.156%, 6/30/05 ......................  10,000,000   10,037,500
                                                                                            -------------

 Commercial Services 4.1%
 Outsourcing Solutions, Inc., Term Loan C, 8.625- 8.687%, 10/15/04 .............   6,984,442    6,984,443
                                                                                            -------------

 Consumer Products 4.1%
 Boyds Collections, Ltd., Term Loan B, 8.188- 8.195%, 4/30/06 ..................   4,849,999    4,850,000
 Sealy Mattress Company,
 Axel B, 8.188- 8.25%, 12/15/04 ................................................     755,757      759,537
 Axel C, 8.438- 8.50%, 12/15/05 ................................................     544,242      546,964
 Axel D, 8.688- 8.75%, 12/15/06 ................................................     695,454      698,932
                                                                                            -------------
                                                                                                6,855,433
                                                                                            -------------
 Entertainment 5.4%
 Regal Cinemas, Inc.,
 Term Loan B, 7.938%, 5/26/06 ..................................................   1,882,352    1,891,765
 Term Loan C, 8.188%, 5/24/07 ..................................................   2,117,647    2,128,235
 United Artist Theaters,
 Term Loan B, 8.50%, 4/21/06 ...................................................   2,000,000    1,997,500
 Term Loan C, 8.75%, 4/21/07 ...................................................   3,000,000    3,003,750
                                                                                            -------------
                                                                                                9,021,250
                                                                                            -------------
 Healthcare 7.1%
 Paracelsus Healthcare Corp., Term Loan B, 8.406%, 3/31/04 .....................   4,000,000    3,994,000
 Sun Healthcare Group,
cRevolver, 8.16- 9.50%, 11/12/03 ...............................................   2,381,027    2,369,123
 Term Loan A, 8.16%, 11/12/03 ..................................................     909,791      905,242
 Term Loan B, 8.41%, 11/12/04 ..................................................   1,379,659    1,383,108
 Term Loan C, 8.66%, 11/12/05 ..................................................   1,379,659    1,383,108
 Vencor Operating, Inc., Term Loan B, 8.66%, 1/15/08 ...........................   2,083,333    1,947,916
                                                                                            -------------
                                                                                               11,982,497
                                                                                            -------------

 Industrial 5.5%
 Fisher Scientific International,
 Term Loan B, 8.188%, 1/21/05 ..................................................  $2,553,303  $ 2,559,687
 Term Loan C, 8.438%, 1/21/05 ..................................................   1,766,886    1,771,304
 Thermadyne Manufacturing,
 Term Loan B, 8.19- 8.25%, 5/23/05 .............................................   2,500,000    2,512,500
 Term Loan C, 8.44- 8.50%, 5/22/06 .............................................   2,500,000    2,512,500
                                                                                            -------------
                                                                                                9,355,991
                                                                                            -------------
 Information Systems 5.9%
 Bridge Information Systems, Inc., Term Loan B, 8.688%, 5/29/05 ................  10,000,000   10,018,750
                                                                                            -------------

 Metals/Mining 2.8%
 P&L Coal Holdings Corp., Term Loan B, 8.063- 8.125%, 6/09/06 ..................   4,615,383    4,638,462
                                                                                            -------------

 Packaging 3.0%
 Graham Packaging Co.
 Term Loan B, 8.375%, 1/31/06 ..................................................   2,725,260    2,732,074
 Term Loan C, 8.625%, 1/31/07 ..................................................   2,258,072    2,263,718
                                                                                            -------------
                                                                                                4,995,792
                                                                                            -------------
 Paper Forestry Products 1.8%
 Repap New Brunswick, 9.438%, 6/04/00 ..........................................   3,000,000    3,000,000
                                                                                            -------------

 Real Estate 1.7%
 Ventas Realty Limited Partnership, Term Loan D, 8.41%, 4/03/03 ................   2,890,151    2,832,347
                                                                                            -------------

 Telecommunications 2.9%
 Satelites Mexicanos, Term Loan C, 9.44%, 6/30/04 ..............................   4,954,000    4,929,230
                                                                                            -------------

 Textiles 3.0%
 Sun Apparel, Term Loan B, 8.656%, 9/30/04 .....................................   5,000,000    4,987,500

 Transportation 3.0%
 American Commercial Lines,
 Term Loan B, 8.188%, 6/30/06 ..................................................   2,116,564    2,121,855
 Term Loan C, 8.438%, 6/30/07 ..................................................   2,883,436    2,890,645
                                                                                            -------------
                                                                                                5,012,500
                                                                                            -------------
 Wireless Communications 12.2%
 American Cellular Wireless,
 Term Loan B, 8.53%, 6/30/07 ...................................................   2,500,000    2,509,375
 Term Loan C, 8.78%, 12/31/07 ..................................................   2,500,000    2,509,375
 Microcell Connexions, Inc., Term Loan B, 8.688%, 3/01/06 ......................   5,601,575    5,615,579

 Wireless Communications (cont.)
 Nextel Communications, Inc., Term Loan B, 8.438%, 9/30/06 ..................... $ 5,000,000  $ 5,018,750
 Telecorp PCS, Inc., Term Loan B, 8.91%, 1/17/08 ...............................   5,000,000    4,987,500
                                                                                            -------------
                                                                                               20,640,579
                                                                                            -------------
 Other Senior Floating Rate Interests 1.2%
 Wheeling-Pittsburgh, 8.938%, 11/15/06 .........................................   2,000,000    2,000,000
                                                                                            -------------
 Total Long Term Investments (Cost $145,402,223)                                              145,585,480
                                                                                            -------------

aRepurchase Agreement 7.9%
 Joint Repurchase Agreement, 5.515%, 8/3/98, (Maturity Value $13,270,535)
  (Cost $13,264,343)
  BancAmerica Robertson Stephens ............................................... $13,264,343   13,264,343
  Barclays Capital Group, Inc.
  Bear, Stearns Securities Corp.
  BT Alex Brown, Inc.
  Chase Securities, Inc.
  CIBC Wood Gundy Securities Corp.
  Deutsche Bank Government Securities
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson, North America, L.L.C.
  Greenwich Capital Markets, Inc.
  Paribas Corp.
  SBC Warburg Dillon Read, Inc.
   Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $158,666,566) 94.3% ...................................              158,849,823
 Other Assets, less Liabilities 5.7% ...........................................                9,687,127
                                                                                            -------------
 Net Assets 100.0% .............................................................             $168,536,950
                                                                                            =============

a Investment is through participation in a joint account with other funds managed by the investment advisor. At July 31, 1998, all repurchase agreements had been entered into on that date.

b Senior secured corporate loans and senior debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. Bank.

c As of July 31, 1998, the Fund had unfunded loan commitments of $1,703,067, which would be extended at the option of the borrower, pursuant to the Sun
Healthcare Revolver loan agreement.

FRANKLIN FLOATING RATE TRUST
Financial Statements

Statement of Assets and Liabilities
July 31, 1998

Assets:
 Investments in securities, at value (cost $158,666,566) ...................................  $158,849,823
 Cash ......................................................................................     1,512,322
 Receivables:
  Capital shares sold ......................................................................     7,146,812
  Interest .................................................................................       934,391
  Affiliates ...............................................................................        85,730
 Other assets ..............................................................................       106,082
                                                                                            --------------
      Total assets .........................................................................   168,635,160
                                                                                            --------------
Liabilities:
 Other liabilities .........................................................................        98,210
                                                                                            --------------
       Net assets, at value ................................................................  $168,536,950
                                                                                            ==============
Net assets consist of:
 Net unrealized appreciation ...............................................................    $  183,257
 Accumulated net realized gain .............................................................        20,161
 Capital shares ............................................................................   168,333,532
                                                                                            --------------
       Net assets, at value ................................................................  $168,536,950
                                                                                            ==============
Net asset value and maximum offering price per share
 ($168,536,950 / 16,784,008 shares outstanding)* ...........................................        $10.04
                                                                                            ==============

*Tender offer redemption price is equal to net asset value less any applicable early withdrawal charge (Note 2).

                                            See notes to financial statements.


Statement of Operations
for the period October 10, 1997 (effective date) to July 31, 1998

Investment income:
 Interest .........................................................................            $4,106,613
Expenses:
 Management fees (Note 3) .........................................................   445,016
 Administrative fees (Note 3) .....................................................    83,313
 Transfer agent fees (Note 3) .....................................................   163,116
 Registration and filing fees .....................................................   121,275
 Professional fees ................................................................   135,434
 Other ............................................................................    32,900
                                                                                   ----------
      Total expenses ..............................................................               981,054
                                                                                              -----------
      Expenses waived/paid by affiliate (Note 3) ..................................              (245,420)
       Net expenses ...............................................................               735,634
                                                                                              -----------
        Net investment income .....................................................             3,370,979
                                                                                              -----------
Realized and unrealized gains:
 Net realized gain from investments ...............................................    20,161
 Net unrealized appreciation on investments .......................................   183,257
                                                                                   ----------
Net realized and unrealized gain ..................................................               203,418
                                                                                              -----------
Net increase in net assets resulting from operations ..............................            $3,574,397
                                                                                              ===========

                                            See notes to financial statements.


Statements of Changes in Net Assets
for the period October 10, 1997 (effective date) to July 31, 1998

Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................................   $ 3,370,979
  Net realized gain from investments ......................................................        20,161
  Net unrealized appreciation on investments ..............................................       183,257
                                                                                           --------------
      Net increase in net assets resulting from operations ................................     3,574,397
 Distributions to shareholders from net investment income .................................    (3,370,979)
 Capital share transactions (Note 2) ......................................................   168,384,635
 Reduction in capital shares due to offering costs (Note 1) ...............................       (51,103)
                                                                                           --------------
      Net increase in net assets ..........................................................   168,536,950
Net assets (there is no undistributed net investment income at beginning or end of period)
 Beginning of period ......................................................................            --
                                                                                           --------------
 End of period ............................................................................  $168,536,950
                                                                                           ==============
                                            See notes to financial statements.


Statement of Cash Flows
for the period October 10, 1997 (effective date) to July 31, 1998

Interest received .........................................................................   $ 3,055,124
Facility fees received ....................................................................       201,781
Operating expenses paid ...................................................................      (906,092)
                                                                                           --------------
 Cash provided- operations ................................................................     2,350,813
                                                                                           ==============
Investment purchases ......................................................................(5,043,796,015)
Investment sales .......................................................................... 4,885,093,181
                                                                                           --------------
 Cash provided- investments ...............................................................  (158,702,834)
                                                                                           ==============
Distributions to shareholders .............................................................    (3,371,286)
Net proceeds from capital shares sold .....................................................   161,235,629
                                                                                           --------------
 Cash provided- financing activities ......................................................   157,864,343
                                                                                           ==============
Net change in cash ........................................................................     1,512,322
Cash at beginning of period ...............................................................            --
                                                                                           --------------
Cash at end of period .....................................................................   $ 1,512,322
                                                                                           ==============

Reconciliation of Net Investment Income to Net Cash Provided by Operating Activities
for the period October 10, 1997 (effective date) to July 31, 1998


Net investment income .....................................................................   $ 3,370,979
 Adjustments to reconcile net investment income to net cash provided by operating activities:
  Interest and facility fees ..............................................................      (849,708)
  Operating expenses ......................................................................      (170,458)
                                                                                           --------------
Net cash provided by operating activities .................................................   $ 2,350,813
                                                                                           ==============

                                            See notes to financial statements.

FRANKLIN FLOATING RATE TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Floating Rate Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, continuously offered, non-diversified investment company. The Fund seeks current income and preservation of capital.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

The Fund invests primarily in senior secured corporate loans and senior secured debt that meet credit standards established by Franklin Advisers, Inc. Investment in these securities may be considered illiquid and prompt sale of these securities at an acceptable price may be difficult.

The Fund values its securities based on quotations provided by banks or broker/dealers experienced in such matters. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discount and premium from securities is amortized on an income tax basis. Facility fees received are recognized as income over the expected term of the loan. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

d. Organization Costs:

Organization costs are amortized on a straight line basis over five years.

e. Offering Costs:

Offering costs of $51,103 were charged to paid in capital at the end of the initial offering period to the public.

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund may, on a quarterly basis, make tender offers at net asset value for the repurchase of a portion of the common shares outstanding. The price will be established as of the close of business on the day the tender offer ends. An early withdrawal charge may be imposed on shares offered for tender which have been held for less than twelve months.

At July 31, 1998 there were 35 million shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                     Period Ended
                                    July 31, 1998 *
                              ------------------------
                                  Shares      Amount
                              ------------------------
Shares sold ..................16,956,054 $170,114,020
Shares issued in reinvestment
 of distributions ............    52,652      528,834
Shares redeemed ..............  (224,698)  (2,258,219)
                              ------------------------
Net increase .................16,784,008 $168,384,635
                              ========================

*For the period October 10, 1997 (effective date) to July 31, 1998.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or trustees of Franklin Advisers, Inc. (Advisers), Franklin/

Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Fund pays investment management fees to Advisers of .80% per year of the average daily net assets of the Fund.

The Fund pays administrative fees to FT Services, Inc. based on the Fund's average daily net assets as follows:

   Annualized
   Fee Rate    Average Daily Net Assets
--------------------------------------------------------------------
   .150%         First $200 million
   .135%         Over $200 million, up to and including $700 million
   .100%         Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Advisers agreed in advance to waive administrative and management fees for the Fund, as noted in the Statement of Operations.

Distributors received early withdrawal charges for the period of $2,476.

At July 31, 1998, Franklin Resources, Inc. and Templeton Investment Counsel, Inc. owned 22.6% and 14.9% of the Fund, respectively.

4. INCOME TAXES

At July 31, 1998, the unrealized appreciation based on the cost of investments for income tax purposes of $158,666,566 was as follows:

Unrealized appreciation ................... $ 408,211
Unrealized depreciation ...................  (224,954)
                                           ----------
Net unrealized appreciation ............... $ 183,257
                                           ==========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period from the inception of the fund through

July 31, 1998 aggregated $169,408,045 and $23,897,613, respectively.


FRANKLIN FLOATING RATE TRUST
Independent Auditor's Report


To the Shareholders and Board of Trustees of the Franklin Floating Rate Trust:

We have audited the accompanying statements of assets and liabilities of the Franklin Floating Rate Trust (the Fund), including the Fund's statement of investments, as of July 31, 1998, and the related statements of operations, changes in net assets, cashflows, and the financial highlights for the period October 10, 1997 (effective date) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Floating Rate Trust as of July 31, 1998, the results of its operations, the changes in its net assets, its cashflows, and its financial highlights for the period October 10, 1997 (effective date) to July 31, 1998, in conformity with generally accepted accounting principles.

PricewaterhouseCoopers LLP

San Francisco, California
September 4, 1998


Franklin Floating Rate Trust
Annual Report
July 31, 1998.


GRAPHIC MATERIAL (1)

This chart shows the portfolio breakdown by sector based on the percentage of total net assets on 7/31/98 for the Franklin Floating Rate Trust.

Wireless....................12.25%
Health Care..................7.11%
Chemicals....................5.96%
Automotive...................5.94%
Information Systems..........5.94%
Broadcasting.................5.93%
Industrial...................5.55%
Entertainment................5.35%
Cable........................4.92%
Commercial Services..........4.14%
Consumer Products............4.07%
Metals/Mining................3.94%
Transportation...............2.97%
Packaging....................2.96%
Textiles.....................2.96%
Telecom......................2.92%
Paper/Forest Products........1.78%
Lodging/Real Estate..........1.68%
Cash & Short-Term
Investments.................13.63%


GRAPHIC MATERIAL (2)

This chart shows the top five holdings of the Franklin Floating Rate Trust based on the percentage of total net assets on 7/31/98.

Lyondell Petrochemical Co..........................................5.96%
(Chemicals)
Loyondell is a leading
manufacturer of
petrochemicals and
polymers used to make
synthetic and plastic
products such as trash
bags, containers and
sports equipment.


Bridge Information Systems, Inc....................................5.94%
(Information Systems)
Bridge Information
Systems is the number
two provider (behind
Reuter's) of financial
information services
over the internet.

Capstar Broadcasting Corp..........................................5.93%
(Broadcasting)
Capstar Broadcasting is
the U.S.'s top radio
broadcaster by number
of stations. The
company focuses
primarily on midsized
markets.

Outsourcing Solutions Inc..........................................4.14%
(Commercial Services)
Outsourcing Solutions
is a collection-agency
company that has
flourished along with
the rapid growth in
outstanding consumer
credit. Their services
include billing,
contract management,
portfolio purchasing
and telephone services
such as customer
service and market
research.

Sun Healthcare Group, Inc..........................................3.58%
(Health Care)
Sun Healthcare provides
long-term, subacute and
related health care
services through about
580 facilities in the
U.S., the U.K., Spain,
Germany and Australia.


GRAPHIC MATERIAL (3)

This chart shows the dividend distributions for Franklin Floating Rate Trust from 10/31/97 to 7/31/98.

                              Dividend
MONTH                         PER SHARE

October.....................2.7894 cents
November....................3.4946 cents
December....................4.3959 cents
January.....................4.3374 cents
February....................4.7695 cents
March.......................5.8093 cents
April.......................5.3510 cents
May.........................5.4095 cents
June........................6.0253 cents
July........................5.8040 cents
Total......................48.1859 cents